Exhibit 99.1


News Release

Vectren Corporation
P.O. Box 209
Evansville, IN 47702-0209

April 25, 2001

FOR IMMEDIATE RELEASE

           Vectren Reports 2001 First Quarter Results

Evansville, Indiana - (NYSE:VVC) Vectren Corporation today reported 2001 first quarter earnings of $44.4 million or $.68 per share, compared to net income for the first quarter of 2000 of $22.1 million or $.36 per share.

Consolidated net income before merger related costs and the cumulative effect of the change in accounting principle was $43.0 million ($.66 EPS) for the quarter ended March 31, 2001, as compared to net income before merger related costs of $41.4 million ($.68 EPS) for the same period in 2000.

According to Vectren Chairman and Chief Executive Officer, Niel
C. Ellerbrook, "Vectren had a very strong first quarter particularly after considering the expenses associated with the extraordinarily high gas costs experienced throughout this quarter. Our utility group saw sizable increases in interest expense and customer service operating costs as the result of gas costs nearly tripling those of the prior year, however, growth in our non-regulated group continues with our gas marketers and other investments having a very strong quarter."

Specific first quarter highlights include:

* Contributions from the non-regulated group before merger costs were $.14 per share in 2001 compared to $.16 in 2000. Excluding the one time $. 08 gain recorded in 2000 due to the restructuring of an investment in SIGECOM, the non-regulated group increased its contribution by $.06 per share.

* The net of tax impact of merger related costs including the accelerated depreciation on the information system to be retired by December 31, 2001 was $2.6 million or $.04 per share in 2001 as compared to $19.3 million or $.32 per share in 2000.

* The cumulative effect of the change in accounting principle due to the adoption of FAS 133 by the regulated wholesale power group, requiring mark to market accounting for certain power contracts was a favorable $3.9 million net of tax adjustment or $.06 per share.

* Utility operating margins were $179.3 million, a $44.1 million increase over the same period last year. This was due to additional gas throughput as a result of the Ohio asset acquisition, increased gas and electric sales on colder heating weather and gains recognized from wholesale power marketing with purchase and sales contracts now reflecting current market values under FAS 133.


Please SEE ATTACHED unaudited schedules for additional financial information.

In conjunction with Vectren Corporation's first quarter earnings release, you are invited to listen in real-time to its conference call on April 26 at 9:30 a.m. EDT. The call will also be available for replay. A link to the live broadcast and replay will be available on Vectren's Web site at http://www.vectren.com.

Vectren Corporation is an energy and applied technology holding company headquartered in Evansville, Indiana. Vectren's energy delivery subsidiaries provide gas and/or electricity to nearly one million customers in adjoining service territories that cover nearly two-thirds of Indiana and west central Ohio. Vectren's non-regulated subsidiaries and affiliates currently offer energy-related products and services, broadband communication services, and utility related services including coal production and sales, underground pipeline construction and repair, facilities locating and meter reading services, materials management and debt collections to customers throughout the surrounding region. To learn more about Vectren, visit www.vectren.com.



NOTE: Net income for the three-month period ended March 31 is not indicative of net income for an annual period due to seasonal sales of gas and electric for space heating and cooling purposes.

This press release may contain forward-looking statements. Vectren wishes to caution readers that actual results could differ materially from those that will be projected in our discussions. Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you is readily available in our report Form 10-K filed with the Securities and Exchange Commission on March 30, 2001.


Investor Contact:   Steven M. Schein, (812) 491-4209,
sschein@vectren.com
Media Contact:      Jeffrey W. Whiteside, (812) 491-4205,
jwhiteside@vectren.com

                               ###


    Vectren Corporation           3 Months             12 Months
    Selected Highlights         Ended March 31       Ended March 31
        (Unaudited)             2001      2000       2001   *   2000
                              --------   ------     ------     ------
Basic and Diluted Earnings Per Average Share:

Utility Group                  $ 0.54    $ 0.21     $ 1.20     $ 0.85
Non-regulated Group
Energy Services                  0.08      0.03       0.16       0.16
Utility Services                    -      0.01       0.03       0.03
Communications                  (0.01)     0.08      (0.02)      0.09
Corporate and Other              0.07      0.03       0.14       0.05
                               ------    ------     ------     ------
Total Non-regulated              0.14      0.15       0.31       0.33
Total Earnings Per Average     ------    ------     ------     ------
Share **                       $ 0.68    $ 0.36     $ 1.51     $ 1.18
                               ------    ------     ------     ------
Merger and Integration Costs     0.04      0.32       0.32       0.32
 Cumulative Effect of Change
     in Accounting Principle   (0.06)        -      (0.06)         -
                              -------  -------   --------      -------
     Total Before Merger and
       Integration Costs and
 Cumulative Effect of Change
        in Accounting          $ 0.66    $ 0.68     $ 1.77     $ 1.50
                              -------    ------    -------     -------
Summary of Impact of Merger and Integration Costs:
(millions, except  per share data)

  Merger and Integration
   Costs                      $  1.0    $ 27.2     $  14.9       $  27.2
  Depreciation                   3.2         -        14.6             -
  Income Taxes                  (1.6)     (7.9)       (9.4)         (7.9)
                              -------   -------    --------      -------
    Total                     $  2.6    $ 19.3     $  20.1       $  19.3
                             -------    -------    -------       -------
    EPS Impact of Merger and
        Integration Costs     $ 0.04    $ 0.32     $  0.32       $  0.32
                              ------    -------    --------      -------
  Utility Group               $ 0.04    $ 0.31     $  0.32       $  0.31
  Non-regulated Group         $    -    $ 0.01     $     -       $  0.01

EBITDA (millions)
Utility Group                 $   .6     $ 45.6     $ 263.9      $ 201.5
Non-regulated Group             20.1       25.8        52.5         41.5
                              -------    ------     -------      -------
Total                         $118.7     $ 71.4     $ 316.4      $ 243.0
                              -------    -------    -------       --------
Merger and Integration Costs     1.0       27.2        14.9         27.2
 Cumulative Effect of Change
     in Accounting Principle    (6.3)         -        (6.3)           -
                             -------     -------    --------      -------
     Total Before Merger and
       Integration Costs and
 Cumulative Effect of Change
               in Accounting  $113.4      $ 98.6     $ 325.0     $ 270.2
                             --------     -------   ---------   --------
  Dividends Paid (per common
           share, 12 months) $ 1.00      $ 0.95

Annualized Dividend           $ 1.02     $ 0.97

Dividend Yield (at close)        4.8%       N/A

Dividend Payout Ratio           66.2%      80.5%

Dividend to Book Value           7.9%       8.3%

Return on Average
          Shareholder Equity    10.9%      10.2%


Book Value Per Share          $ 2.92     $ 1.70

Market to Book Value (at
close)                          166%        N/A

Common Stock Prices (VVC - NYSE)

  High (during first
   quarter)                   $ 4.44        N/A

  Low (during first quarter)  $ 0.50        N/A

  Close                       $21.40        N/A

Price/Earnings Ratio
 (trailing)                     14.2        N/A

Percent Internally Generated
       Funds - Utility Group     95%         60%

           Ratio of Earnings to Fixed Charges - SEC Method

        Consolidated             2.9        3.3
        Utility Group            3.0        3.2

*  Selected highlights for the twelve months ended
March 31, 2001 include five months of
operations resulting from the acquisition of the Ohio operations on October 31, 2000.

** Diluted earnings per share for the three months ended March 31, 2001, are $0.67. Basic and diluted earnings per share for all other periods are equal.


  VECTREN CORPORATION   3 Months              12 Months
  SELECTED UTILITY       Ended                  Ended
                        March 31               March 31

OPERATING STATISTICS    ---------------------  -----------------------
     (Unaudited)          2001        2000         2001     *   2000
                      ---------   --------     ---------    --------

WEATHER  AS A PERCENT
           OF NORMAL:

  Heating Degree Days        99%          86%         103%          82%
  Cooling Degree Days         0%           0%          93%          94%

GAS MARGIN
(Thousands):

Operating Revenues       522,889     200,845    1,140,797      509,236

Cost of Gas              404,072     118,527      838,085      281,457
                       ---------   ---------    ----------   ---------
Margin                   118,817      82,318      302,712      227,779
                      ==========  ==========   ==========   ==========
ELECTRIC MARGIN
(Thousands):

  Operating Revenues     88,209      72,990      351,628      309,572

       Cost of Fuel &
      Purchased Power    27,714       20,050      115,228       88,256
                      ---------   ---------    ---------    ---------

  Margin                 60,495      52,940      236,400      221,316
                      =========   =========    =========    ==========
GAS SOLD &
TRANSPORTED (MDth):

  Residential            38,060      23,691       80,095       48,923

  Commercial             14,508       9,528       30,930       19,938

  Contract               30,109      23,325       96,346       79,147
                      ---------   ----------   ----------   ---------
                         82,677      56,544      207,371      148,008
                      =========   =========    =========    =========
ELECTRICITY SOLD (MWh):

  Residential           351,407     316,034    1,418,536    1,341,757

  Commercial            301,865     290,617    1,347,295    1,302,755

  Industrial            576,290     598,400    2,469,862    2,464,092

  Miscellaneous Sales     5,287       5,270       19,249       19,161

    Total Retail      1,234,849   1,210,321    5,254,942    5,127,765

  Municipals and
   Jasper               137,913     157,974      650,134      674,246

  Other Wholesale       780,923     381,274    2,023,740    1,196,293
                      ---------   ---------    ----------   ---------
                      2,153,685   1,749,569    7,928,816    6,998,304
                      ==========  ========== ===========   ==========
 * Gas operating statistics for the twelve months ended
March 31, 2001 include five months of operations
resulting from the acquisition of the Ohio operations
on October 31, 2000.

  VECTREN CORPORATION   3 Months              12 Months
  SELECTED UTILITY       Ended                  Ended
                       March 31               March 31
OPERATING STATISTICS    ---------------------  -----------------------
     (Unaudited)          2001        2000         2001     *   2000
                      ---------   --------     ---------    --------


        GAS OPERATING
REVENUES (Thousands):

  Residential            351,991     137,341      750,944      334,339

  Commercial             126,641      49,967      265,895      116,061

  Contract                41,420      11,643      114,673       52,887

  Miscellaneous
   Revenue                 2,837       1,894        9,285        5,949
                       ---------   ---------    ---------    ---------
                         522,889     200,845    1,140,797      509,236
                       =========   =========    =========    =========
ELECTRIC OPERATING
REVENUES (Thousands):

  Residential             21,892      19,965       96,035       89,573

  Commercial              16,449      15,663       75,389       69,462

  Industrial              18,453      19,106       83,069       81,159

  Miscellaneous
     Revenue               1,395       2,160        4,528        7,694
                       ---------   ---------    ---------    ---------
    Total Retail          58,189      56,894      259,021      247,888

  Municipals and
   Jasper                  4,717       5,352       23,011       23,841

  Other Wholesale         25,303      10,744       69,596       37,843
                       ---------   ---------    ---------    ---------
                          88,209      72,990      351,628      309,572
                       =========   =========    =========    =========
          AVERAGE GAS
           CUSTOMERS:

  Residential            865,040     569,674      856,226      557,435

  Commercial              80,274      57,249       79,662       56,281

  Contract                 3,745       1,257        4,337        1,250
                       ---------   ---------    ----------   ---------
                         949,059 **  628,180      940,225  **  614,966
                      ==========  ==========   ==========   ==========

AVERAGE ELECTRIC
CUSTOMERS:

  Residential            115,025     110,289      111,288      109,457

  Commercial              17,217      16,454       16,716       16,141

  Industrial                 187         195          180          197
                       ---------   ---------    ---------     --------
                         132,429     126,938      128,184      125,795
                       ==========  ========== ===========   ==========
*  Gas operating statistics for the twelve months ended
March 31, 2001, include five months of operations resulting
from the acquisition of the Ohio operations on
October 31, 2000.

** Average gas customers for three months ended and twelve months ended March 31, 2001, include
 312,314 and 311,546 average customers, respectively, for the Ohio operations.

 VECTREN CORPORATION
    AND SUBSIDIARY
      COMPANIES

     CONSOLIDATED
 STATEMENTS OF INCOME
(Thousands, except for
    share amounts)
     (Unaudited)

                            Three Months            Twelve Months
                              Ended                    Ended
                             March 31                March 31
                          2001        2000        2001         2000
                       ----------  ----------  ----------   ----------
OPERATING REVENUES:
  Gas utility          $522,889     $200,845     $1,140,797    $  509,236
  Electric utility       88,209       72,990        351,628       309,572
  Energy services and
   other                271,990      85,609       679,909       288,020
                       ---------    ---------    ----------    ---------
    Total operating
     revenues           883,088     359,444     2,172,334     1,106,828
                       --------     --------     ----------    ----------
OPERATING EXPENSES:
  Cost of gas sold      404,072      118,527        838,085       281,457
  Fuel for electric
   generation            14,561      16,573        69,158        67,250
  Purchased electric
   energy                13,153       3,477        46,070        21,006
  Cost of energy
   services and other   265,204      81,722       656,740        73,142
  Other operating        61,432      46,426       214,597       191,215
  Merger and
   integration costs       962       27,181        14,926        27,181
  Depreciation and
   amortization          31,471      22,662       114,470        88,435
  Taxes other than
   income taxes          19,543       8,600        48,953        30,227
                       ---------    ---------    ----------    ----------
    Total operating
     expenses           810,398     325,168     2,002,999       979,913
                       ---------    ---------    ----------    ----------
OPERATING INCOME         72,690      34,276       169,335       126,915

OTHER INCOME
  Equity in earnings
  of unconsolidated
  investments             8,083      11,695        13,942        15,003
  Other - net             1,450       3,200        15,201        14,350
                       ---------    --------    ----------    ----------
    Total other income    9,533      14,895        29,143        29,353
                       ---------    --------     ----------    ----------
INTEREST EXPENSE         22,819      12,273        67,679        44,965
                       ---------    --------     ----------    ----------
INCOME BEFORE
 PREFERRED DIVIDENDS
 AND INCOME TAXES        59,404      36,898       130,799       111,303

PREFERRED DIVIDEND
 REQUIREMENT
 OF SUBSIDIARY             238         269           986         1,077
                       --------     ---------    ----------    ----------
INCOME BEFORE INCOME
 TAXES                   59,166      36,629       129,813       110,226

INCOME TAXES             18,775       14,362         38,645        37,433
                       ---------    ---------    ----------    ----------
NET INCOME BEFORE
MINORITY INTEREST        40,391      22,267        91,168        72,793

MINORITY INTEREST IN
 SUBSIDIARY                 (22)        142           840           643
                       ---------    --------     ----------    ----------
NET INCOME BEFORE
CUMULATIVE
  EFFECT OF CHANGE IN
 ACCOUNTING PRINCIPLE  $ 40,413    $ 22,125    $   90,328    $   72,150

CUMULATIVE EFFECT OF
CHANGE IN ACCOUNTING
PRINCIPLE-NET OF TAX      3,938           -         3,938             -
                        ---------    ---------    ----------   ----------
NET INCOME             $ 44,351    $ 22,125    $   94,266    $   72,150
                        =========    =========    ==========   ==========
AVERAGE COMMON SHARES
 OUTSTANDING             65,604      61,299        62,446        61,298
DILUTED COMMON SHARES
 OUTSTANDING             65,758      61,407        62,498        61,389

EARNINGS PER SHARE OF
  COMMON STOCK BASIC
  INCOME FROM
  OPERATIONS            $   0.62    $   0.36    $     1.45   $     1.18
    CUMULATIVE  EFFECT
    OF
  CHANGE IN ACCOUNTING      0.06           -          0.06            -
             PRINCIPLE
                         --------     ---------    --------   ----------
    TOTAL EARNINGS PER
       SHARE OF COMMON $   0.68     $   0.36    $     1.51   $     1.18
                 STOCK

  DILUTED
  INCOME FROM
   OPERATIONS          $   0.61     $   0.36    $     1.45   $     1.18
  CUMULATIVE  EFFECT OF
   CHANGE IN ACCOUNTING
              PRINCIPLE    0.06            -          0.06            -
                        --------    ----------    ---------   ----------
   TOTAL EARNINGS PER
   SHARE OF COMMON     $   0.67     $   0.36     $    1.51   $     1 18
   STOCK